                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        HYPERION 1999 TERM TRUST, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                         HYPERION 1999 TERM TRUST, INC.

                520 Madison Avenue  o  New York, New York 10022

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                                January 29, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of Hyperion 1999 Term Trust, Inc. (the 'Trust') will be held at The Drake Hotel, 440 Park Avenue at 56th Street, New York, New York 10022, on Tuesday, April 16, 1996, at 9:45 a.m., for the following purposes:

          1. To elect directors (Proposal 1).

          2. To ratify or reject the selection of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending November 30, 1996 (Proposal 2).

          3. To transact any other business that may properly come before the meeting.

     The close of business on January 19, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          Patricia A. Sloan
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE TRUST WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE TRUST, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                              VALID SIGNATURE
--------------------------------------------------  ----------------------------
Corporate Accounts
     (1) ABC Corp.................................  ABC Corp.
     (2) ABC Corp.................................  John Doe, Treasurer
     (3) ABC Corp.
         c/o John Doe, Treasurer..................  John Doe
     (4) ABC Corp. Profit Sharing Plan............  John Doe, Trustee
Trust Accounts
     (1) ABC Trust................................  John B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78......  Jane B. Doe
Custodial or Estate Accounts
     (1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr.
         UGMA.....................................  John B. Smith
     (2) John B. Smith............................  John B. Smith, Jr., Executor

                         HYPERION 1999 TERM TRUST, INC.

                520 Madison Avenue  o  New York, New York 10022

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion 1999 Term Trust, Inc. (the 'Trust') of proxies to be used at the Annual Meeting of Stockholders of the Trust to be held at The Drake Hotel, 440 Park Avenue at 56th Street, New York, New York 10022, at 9:45 a.m. on Tuesday, April 16, 1996 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 29, 1996. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Trust at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the three nominees for director, and FOR the ratification of the selection of Deloitte & Touche LLP as the independent auditors of the Trust for the fiscal year ending November 30, 1996. The close of business on January 19, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum or determining whether a proposal has been approved. On the record date there were 63,112,639 shares outstanding.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Trust's Articles of Incorporation provide that the Trust's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 1997; Class II, 1998; and Class III, 1996. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Trust by delaying the replacement of a majority of the Board of Directors.

     The terms of Kenneth C. Weiss, Lewis S. Ranieri, and Patricia A. Sloan, the members of Class III, currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Mr. Weiss, Mr. Ranieri, and Ms. Sloan. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

     As described above, there are three nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the three nominees currently proposed to serve on the Board of Directors.

     The following table provides information concerning each of the seven members and nominees of the Board of Directors of the Trust:

                                                                                                     SHARES OF
                                                                                                   COMMON STOCK
                                                                                                   BENEFICIALLY
                                                                                                  OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                            OR INDIRECTLY, ON
         NAME AND OFFICE                       DURING PAST FIVE YEARS,               DIRECTOR      NOVEMBER 30,
         WITH THE TRUST                      OTHER DIRECTORSHIPS AND AGE               SINCE         1995(**)
---------------------------------  ------------------------------------------------  ---------   -----------------
CLASS III NOMINEES TO SERVE UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS:
Kenneth C. Weiss* ...............  President, Chief Executive Officer and/or Di-     June 1992         15,427
  Chairman of the Board              rector of Hyperion Capital Management, Inc.
                                     (February 1992-Present). Chairman of the
                                     Board, Director/Trustee and/or officer of
                                     several investment companies advised by
                                     Hyperion Capital Management, Inc. or by its
                                     affiliates (February 1992-Present). Director
                                     and President of Equitable Real Estate
                                     Hyperion Mortgage Opportunity Fund, Inc. and
                                     Equitable Real Estate Hyperion High Yield
                                     Commercial Mortgage Fund, Inc. and their
                                     Investment Advisers (1995-Present). Formerly
                                     Director of First Boston Asset Management
                                     (1988-February 1992). Director of The First
                                     Boston Corporation (until 1988). Age 44.

Lewis S. Ranieri* ...............  Chairman and Chief Executive Officer of Ranieri   June 1992         11,500
  Director                           & Co., Inc. (since 1988); in addition,
                                     President of LSR Hyperion Corp., a general
                                     partner of the limited partnership that is the
                                     general partner of Hyperion Partners L.P.
                                     ('Hyperion Partners') (since 1988). Director
                                     and Chairman of the Board of Hyperion Capital
                                     Management, Inc. (since 1989); Chairman of the
                                     Board and/or Director of several investment
                                     companies advised by Hyperion Capital
                                     Management, Inc. (since 1989); Chairman of
                                     Bank United of Texas FSB (since 1988) and
                                     Hyperion Credit Services Corp. (since 1992);
                                     Director and President of Hyperion Funding
                                     1993 Corp., the general partner of the limited
                                     partnership that is the general partnership
                                     that is the general partner of Hyperion 1993
                                     Fund L.P.; and also Chairman and President of
                                     various other direct and indirect subsidiaries
                                     of Hyperion Partners (since 1988); Director of
                                     Equitable Real Estate Hyperion Mortgage
                                     Opportunity Fund, Inc. and Equitable Real
                                     Estate Hyperion High Yield Commercial Mort-
                                     gage Fund, Inc. (since 1995). Formerly Vice
                                     Chairman of Salomon Brothers Inc (until 1987).
                                     Age 49.

                                                                                                     SHARES OF
                                                                                                   COMMON STOCK
                                                                                                   BENEFICIALLY
                                                                                                  OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                            OR INDIRECTLY, ON
         NAME AND OFFICE                       DURING PAST FIVE YEARS,               DIRECTOR      NOVEMBER 30,
         WITH THE TRUST                      OTHER DIRECTORSHIPS AND AGE               SINCE         1995(**)
---------------------------------  ------------------------------------------------  ---------   -----------------
Patricia A. Sloan* ..............  Managing Director of Ranieri & Co., Inc.          June 1992            388
  Director, Secretary                (1988-Present). Secretary, Director and/or
                                     Trustee of several investment companies
                                     advised by Hyperion Capital Management, Inc.
                                     or by its affiliates (1989-Present). Director
                                     of Bank United of Texas FSB (1988-Present).
                                     Formerly Director of the Financial
                                     Institutions Group of Salomon Brothers Inc
                                     (1972-1988). Age 52.


CLASS I DIRECTORS TO SERVE UNTIL 1997 ANNUAL MEETING OF STOCKHOLDERS:
Garth Marston ...................  Managing Director of M.E. Associates, a fi-       June 1992              0
  Director, Member of the            nancial consulting group (1986-Present).
    Audit Committee                  Director and/or Trustee of several investment
                                     companies advised by Hyperion Capital
                                     Management, Inc. (1989-Present). Currently a
                                     member of the Board of Managers of the Sun
                                     Life Assurance Company of Canada (U.S.).
                                     Formerly Director and interim Chief Executive
                                     Officer of Florida Federal Savings
                                     (1986-1988); Chairman of the Board and Chief
                                     Executive Officer of The Provident Institution
                                     for Savings (1979-1986); Special Assignment
                                     regarding partially call protected Mortgage-
                                     Backed Securities for Salomon Brothers Inc
                                     (1987). Age 69.

Rodman L. Drake .................  President, R.L. Drake & Co. Inc. (1993-Pres-      June 1992            710
  Director, Member of the            ent). Director and/or Trustee of several in-
    Audit Committee                  vestment companies advised by Hyperion Capital
                                     Management, Inc. (1989-Present). Consultant to
                                     Rockefeller & Co. Inc. (1990-Present).
                                     Co-Chairman of KMR Power Corporation
                                     (1993-Present). Chairman, Car Rental Systems
                                     do Brasil S.A. (Hertz-Brazil)(1994-Present).
                                     Formerly Managing Director and Chief Executive
                                     Officer of Cresap (1980-1990). Trustee of
                                     Excelsior Funds. Member, Investment Advisory
                                     Board, Argentina Private Equity Fund Inc. and
                                     Garantia L.P. (Brazil). Director, Parsons
                                     Brinkerhoff, Inc. and Latin American Growth
                                     Fund Inc. Age 53.

                                       3

                                                                                                     SHARES OF
                                                                                                   COMMON STOCK
                                                                                                   BENEFICIALLY
                                                                                                  OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                            OR INDIRECTLY, ON
         NAME AND OFFICE                       DURING PAST FIVE YEARS,               DIRECTOR      NOVEMBER 30,
         WITH THE TRUST                      OTHER DIRECTORSHIPS AND AGE               SINCE         1995(**)
---------------------------------  ------------------------------------------------  ---------   -----------------
CLASS II DIRECTORS TO SERVE UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS:
Harry E. Petersen, Jr. ..........  Director and/or Trustee of several investment     June 1992            200
  Director, Member of the            companies advised by Hyperion Capital
    Audit Committee                  Management, Inc. or by its affiliates
                                     (1992-Present). Director of Equitable Real
                                     Estate Hyperion Mortgage Opportunity Fund,
                                     Inc. and Equitable Real Estate Hyperion High
                                     Yield Commercial Mortgage Fund, Inc.
                                     (1995-Present). Director of Lexington
                                     Corporate Properties, Inc. (1993-Present).
                                     Consultant to Advisers Capital Management,
                                     Inc. (1992-Present). Consultant to Ewing
                                     Capital, Inc. (1993-Present). Formerly
                                     Consultant on public and private pension funds
                                     (1991-1993). Formerly President of Lepercq
                                     Realty Advisers (1988-1990). Age 71.

Leo M. Walsh, Jr. ...............  Director and/or Trustee of several investment     June 1992          5,000
  Director, Chairman of the          companies advised by Hyperion Capital
    Audit Committee                  Management, Inc. or by its affiliates
                                     (1989-Present). Director of Equitable Real
                                     Estate Hyperion Mortgage Opportunity Fund,
                                     Inc. and Equitable Real Estate Hyperion High
                                     Yield Commercial Mortgage Fund, Inc.
                                     (1995-Present). Financial Consultant for Medco
                                     Containment Services Inc. (1994-Present).
                                     Financial Consultant for Synetic Inc., a
                                     manufacturer of porous plastic materials for
                                     health care uses (1989-1994). Formerly
                                     President, WW Acquisition Corp. (1989-1990);
                                     Senior Executive Vice President and Chief
                                     Operating Officer of The Equitable Life
                                     Assurance Society of the United States ('The
                                     Equitable') (1986-1988); Director of The
                                     Equitable and Chairman of Equitable Investment
                                     Corporation, a holding company for The
                                     Equitable's investment oriented subsidiaries
                                     (1983-1988); Chairman and Chief Executive
                                     Officer of EQUICOR-Equitable HCA Corporation
                                     (1987-1988). Age 63.

------------------

 * Interested persons as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), because of affiliations with Hyperion Capital Management, Inc., the Trust's Investment Adviser.

** The holdings of no director or nominee represented more than 1% of the outstanding shares of the Trust.

     OFFICERS OF THE TRUST. The officers of the Trust are chosen each year at the first meeting of the Board of Directors of the Trust following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected five officers of the Trust. Except where dates of service are noted, all officers listed below served as such throughout the 1995 fiscal year. The following sets forth information concerning each officer of the Trust who served during all or part of the last fiscal year of the Trust:

NAME AND
PRINCIPAL OCCUPATION                            OFFICE     AGE   OFFICER SINCE
-------------------------------------------  ------------  ---   --------------
Kenneth C. Weiss                             Chairman      44      June 1992
  President and Chief Executive Officer of
     Hyperion Capital Management, Inc.; See
     information under 'ELECTION OF
     DIRECTORS.'

Louis C. Lucido                              President     47      June 1992
  Managing Director and Chief Operating
     Officer of Hyperion Capital
     Management, Inc. (February
     1992-Present). President and/or
     Director of several investment
     companies advised by Hyperion Capital
     Management, Inc. or by its affiliates
     (1992-Present). Senior Vice President
     and Director, Progressive Capital
     Management Inc. (1991-February 1992).
     Senior Vice President and Manager,
     Donaldson Lufkin & Jenrette
     (1988-1991). Vice President, Smith
     Barney, Harris Upham & Co. Inc.
     (1987-1988). Vice-President, Merrill
     Lynch, Pierce, Fenner & Smith
     (1981-1987).

Clifford E. Lai                              Senior Vice   42      April 1993
  Managing Director and Chief Investment     President
     Officer, Hyperion Capital Management,
     Inc. (March 1993-Present). President
     and/or Director and Senior Vice
     President of several investment
     companies advised by Hyperion Capital
     Management, Inc. or by its affiliates.
     (1993-Present) Managing Director and
     Chief Investment Strategist for Fixed
     Income, First Boston Asset Management
     (1989-1993). Vice President, Morgan
     Stanley & Co. (1987-1989).

Patricia A. Sloan                            Secretary     52      June 1992
  Managing Director of Ranieri & Co., Inc.
     (1988-Present); See information under
     'ELECTION OF DIRECTORS.'

Alan M. Mandel                               Treasurer     33    February 1993
  Vice President of Hyperion Capital                               (Resigned
     Management, Inc. (1991-1994). Vice                          December 1994)
     President of Mitchell Hutchins Asset
     Management Inc. (1987-1991). Deloitte
     Haskins & Sells (1985-1987).

NAME AND
PRINCIPAL OCCUPATION                            OFFICE     AGE   OFFICER SINCE
-------------------------------------------  ------------  ---   --------------
Paul Zavattoni                               Treasurer     33      March 1995
  Vice President of Hyperion Capital                               (Resigned
     Management, Inc. in 1992; Treasurer                           July 1995)
     (March 1995-July 1995). Formerly
     Assistant Vice President of
     PaineWebber/Mitchell Hutchins Asset
     Management (1988-1992). Fund
     Supervisor with Smith Barney Harris
     Upham & Co. (1985-1988).

Joseph W. Sullivan                           Treasurer     38    September 1995
  Vice President of Hyperion Capital
     Management, Inc. (August
     1995-Present). Treasurer of several
     investment companies advised by
     Hyperion Capital Management, Inc. or
     by its affiliates (September
     1995-Present) Formerly, Vice President
     in Merrill Lynch & Co.'s Investment
     Banking Division; Treasurer and Chief
     Financial Officer of several Merrill
     Lynch subsidiaries. Responsible for
     all financial reporting, accounting,
     ministerial and administrative
     services (1990-1995); Assistant Vice
     President of Standard & Poor's Debt
     Rating Group (1988-1990); Assistant
     Vice President and Operations
     Controller of Shearson Lehman Hutton,
     Inc., engaged in the identification,
     analysis and financial administration
     of public and private real estate
     investment programs (1983-1987). A
     Licensed Certified Public Accountant
     since 1981.

     At November 30, 1995, directors and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust. No person, to the knowledge of management, owned beneficially more than 5% of the Trust's outstanding shares at that date. The business address of the Trust and its officers and directors is 520 Madison Avenue, New York, New York 10022.

     INTERESTED PERSONS. Mr. Ranieri serves as a Director and Chairman of the Board of the Adviser and Mr. Weiss serves as a Director, President and Chief Executive Officer of Hyperion Capital Management, Inc. (the 'Adviser'). Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Adviser is a wholly-owned subsidiary. As a result of their service with the Adviser and certain affiliations with the Adviser as described below, the Trust considers Messrs. Ranieri and Weiss and Ms. Sloan to be 'interested persons' of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Trust has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Petersen and Marston, all of whom are members of the Board of Directors and are currently non-interested persons of the Trust. The principal functions of the Trust's Audit Committee are to recommend to the Board the appointment of the Trust's auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. During the last fiscal year of the Trust, the full Board of Directors met six times, and the Audit Committee met one time. All of the directors attended the Audit Committee meeting and all of the directors, except Mr. Marston, attended at least 75% of the aggregate of the Board meetings and the Audit Committee meeting. Mr. Marston attended five of the seven meetings. The Trust has no nominating, compensation or similar committees.

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS. No remuneration was paid by the Trust to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Trust. Each director of the Trust, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $7,500 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting.

                         DIRECTORS' COMPENSATION TABLE
                   FOR THE TWELVE MONTH PERIOD ENDED 11/30/95

                                                 TOTAL DIRECTORS'
                                  DIRECTORS'       COMPENSATION
                                 COMPENSATION     FROM THE TRUST
                                   FROM THE        AND THE FUND
                                    TRUST            COMPLEX
                                 ------------    ----------------
Rodman Drake..................     $ 12,500          $ 61,500
Garth Marston.................       12,500            61,500
Harry E. Petersen, Jr.........       13,500            66,500
Leo M. Walsh, Jr..............       13,500            66,500
                                 ------------    ----------------
                                   $ 52,000          $256,000
                                 ------------    ----------------
                                 ------------    ----------------

REQUIRED VOTE

     Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Trust will consider, and it is expected that they will recommend the selection of Deloitte & Touche LLP as independent auditors of the Trust for the fiscal year ending November 30, 1996 at a meeting to be held on March 12, 1996. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Trust has been advised by Deloitte & Touche LLP that at November 30, 1995 neither that firm nor any of its partners had any direct or material indirect financial interest in the Trust. A representative of Deloitte & Touche LLP will be at the meeting to answer questions concerning the Trust's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

REQUIRED VOTE

     Ratification of the selection of Deloitte & Touche LLP as independent auditors of the Trust requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION
INVESTMENT ADVISER

     The Trust has engaged Hyperion Capital Management, Inc., to provide professional investment management for the Trust pursuant to an Advisory Agreement dated May 23, 1995. The Adviser is a Delaware corporation which was organized in February 1989. The Adviser is a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is 520 Madison Avenue, New York, New York 10022. The Trust has also engaged Hyperion Capital Management, Inc. as the Trust's administrator. The administrator's address is the same as that of the Adviser.

     The Adviser is an indirect, wholly-owned subsidiary of Hyperion Partners L.P., a Delaware limited partnership ('Hyperion Partners'). Hyperion Partners acquired all of the shares of the Adviser held by Hyperion Holdings, Inc. in exchange for a $20,000,000 note on January 15, 1993. The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ('Hyperion Ventures'). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc ('Salomon Brothers'), is the Chairman of the Board of the Adviser and a Director of the Trust. Messrs. Salvatore Ranieri and Shay are directors of the Adviser, but have no other positions with either the Adviser or the Trust. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia A. Sloan, Secretary of the Trust, has been a special limited partner of Hyperion Ventures and since July 1993 she has been a limited partner of Hyperion Partners. Mr. Weiss, Chairman of the Board, Mr. Lucido, President of the Trust, and Mr. Lai, Senior Vice President of the Trust, are employees of the Adviser, and each may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser's profits, including any profit from a sale of the Adviser. Mr. Sullivan, Treasurer of the Trust, is also an employee of the Adviser. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

     The Adviser provides advisory services to several other registered investment companies and one offshore fund, all of which invest in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Chairman of the Advisor and a Director of the Trust, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, Commercial Mortgage Obligations and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Kenneth C. Weiss, President and Chief Executive Officer of the Adviser and Chairman of the Board, was a Director of First Boston Asset Management Corporation and was a Director of The First Boston Corporation. Louis
C. Lucido, Managing Director and Chief Operating Officer of the Adviser and President of the Trust, was Senior Vice President and Director of Progressive Capital Management. Clifford E. Lai, Chief Investment Manager of the Adviser and Senior Vice President of the Trust, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.

INVESTMENT ADVISORY AGREEMENT

     On March 7, 1995, the Board of Directors of the Trust, including those persons identified as interested persons and a majority of the directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the 'Disinterested Directors'), approved extension of the revised Advisory Agreement through March 31, 1996. At the time of the Board's approval of the latest extension of the Advisory Agreement, Messrs. Lewis Ranieri, Weiss and Ms. Sloan were interested persons of the Trust. The Advisory Agreement was last submitted to a vote of the Stockholders of the Trust at the Annual Meeting of the Stockholders of the Trust held on May 23, 1995. At that meeting, the Stockholders approved the continuance of the revised Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Trust (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Trust or by the Adviser,on 60 days' written notice by either party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder). The Board of Directors will consider continuance of the Advisory Agreement until March 31, 1997 at a meeting scheduled for March 12, 1996.


     Pursuant to the Advisory Agreement, the Trust has retained the Adviser to manage the investment of the Trust's assets and to provide such investment research, advice and supervision, in conformity with the Trust's investment objective and policies, as may be necessary for the operations of the Trust.

     The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Trust's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Trust shall pay to the Adviser a monthly fee for its services which is equal to .50% per annum of the Trust's average weekly net assets, which, for purposes of determining the Adviser's fee, shall be the average weekly value of the total assets of the Trust, minus the sum of accrued liabilities (including accrued expenses) of the Trust and any declared but unpaid dividends on the Common Shares and any Preferred Shares (if such shares are issued in the future) and any accumulated dividends on any Preferred Shares (but without deducting the aggregate liquidation value of any Preferred Shares). Investment advisory fees paid by the Trust to the Adviser during the last fiscal year of the Trust amounted to $2,470,311. Additionally, Administration fees paid by the Trust to the Adviser during the last fiscal year of the Trust amounted to $680,374.

ADMINISTRATION AGREEMENT

     The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the twelve month period ended November 30, 1995, the Administrator earned $680,374 in Administration fees. The Administrator has entered into a Sub-Administrator Agreement with Prudential Mutual Fund Management, Inc. ('PMF')(the 'Sub-Administrator'), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, to whom the Administrator will pay out of its own assets the fee to be paid to the Sub-Administrator computed at the rate of 0.12% per annum of the first $100 million of the Trust's average weekly net assets, 0.10% of the next $150 million and 0.08% of any amounts above $250 million. The Administrator paid $465,250 to PMF during the year ended November 30, 1995. On September 22, 1995, the Administrator notified PMF that it was terminating its Sub-Administration agreement with them effective November 30, 1995. The Administrator has assumed all responsibilities previously performed by PMF.

INVESTMENT COMPANIES MANAGED BY HYPERION CAPITAL MANAGEMENT, INC.

     In addition to acting as adviser to the Trust, Hyperion Capital Management, Inc. acts as investment adviser to the following other investment companies at the indicated annual compensation.

                                                                                       APPROXIMATE NET
                                                                                          ASSETS AT
                                                                                        NOVEMBER 30,
NAME OF FUND                                      INVESTMENT ADVISORY FEE                   1995
-------------------------------------  ----------------------------------------------  ---------------
                                                                                        (IN MILLIONS)
The Hyperion Total Return Fund, Inc.*  0.65% of the Fund's average weekly net assets       $ 263.0
Hyperion 1997 Term Trust, Inc.         0.50% of the Trust's average weekly net assets        479.7
Hyperion 2002 Term Trust, Inc.         0.50% of the Trust's average weekly net assets        311.0
Hyperion 2005 Investment Grade
  Opportunity Term Trust, Inc.         0.65% of the Trust's average weekly net assets        197.1

------------------
* The Adviser and The Hyperion Total Return Fund, Inc. (the 'Fund') have entered into a sub-advisery agreement with Pacholder Associates, Inc., an Ohio corporation organized in 1983, to serve as an investment adviser with respect to a portion of this Fund's assets.

BROKERAGE COMMISSIONS

     Because it buys most of its portfolio securities in dealer markets, the Trust did not pay any brokerage commissions on most of its securities purchases during its last fiscal year. The Trust paid an aggregate of $657,816, $176,385 and $94,765 in futures, options and swap commissions respectively during the last fiscal year, all of which were paid to entities that are not affiliated with the Trust or the Adviser.

     The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Trust. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Trust, the Adviser will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider 'brokerage and research services' (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Adviser is also authorized to cause the Trust to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of the accounts for which investment discretion is exercised by the Adviser, and not all such services may be used by the Adviser in connection with the Trust.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's officers and directors and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Trust and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Trust believes that, during the fiscal year ending November 30, 1995, all filing requirements applicable to the Trust's officers, directors, and greater than ten-percent beneficial owners were complied with.

LITIGATION

     During the months of October and November of 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these and other actions under the caption In re: Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Adviser was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October

3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which superseded the first amended complaint. The allegations in the second consolidated complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives and the level and adequacy of the disclosure in the Prospectus for the Trust used in connection with its initial public offering. The defendants moved to dismiss the second consolidated amended complaint in December 1994.

     Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead (granted-93 CIV-7179; July 18, 1995). The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals on August 17, 1995. The appeal has been fully briefed and oral argument of the appeal will likely occur in early 1996. Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Adviser have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Adviser that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Advisory Agreement between the Trust and the Adviser, the Adviser is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Adviser. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Adviser have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the year ended November 30, 1995 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. The Trust has included these amounts in legal fees. The ultimate outcome of this litigation is not presently determinable.

                                 OTHER BUSINESS

     The Board of Directors of the Trust does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Trust that are intended to be presented at the Trust's next Annual Meeting of Stockholders to be held in 1997 must be received by the Trust for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than October 4, 1996.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Trust. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Trust, Hyperion Capital Management, Inc., or Shareholder Communications Corp., paid solicitors for the Trust, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be nominal. The Trust's agreement with Shareholder Communications Corp. provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Trust for out-of-pocket expenses incurred in this connection.

January 29, 1996

                        HYPERION 1999 TERM TRUST, INC.

                  Proxy Solicited on Behalf of the Directors.

The undersigned hereby appoints LEWIS S. RANIERI, KENNETH C. WEISS, LOUIS C. LUCIDO, JOSEPH W. SULLIVAN and PATRICIA A. SLOAN, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Hyperion 1999 Term Trust, Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Trust to be held at The Drake Hotel, 440 Park Avenue at 56th Street, New York, New York 10022, on Tuesday, April 16, 1996 at 9:45 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This Proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this Proxy will be voted FOR election of the nominees as Directors in Proposal 1 and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

______________________________________    ______________________________________

______________________________________    ______________________________________

______________________________________    ______________________________________

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

1) Election of Directors:                                         With-  For All
                                                             For  hold   Except
   Class III                                                 / /   / /     / /
     Kenneth C. Weiss, Lewis S. Ranieri, Patricia A. Sloan

   If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee.

2) Ratification or rejection of the selection of           For  Against  Abstain
   independent auditors (a vote "FOR" is a vote for        / /    / /      / /
   ratification).

I plan to attend the Annual Meeting of Stockholders on       Yes   No
April 16, 1996.                                              / /  / /

Mark box at right if comments or address change have been
noted on the reverse side of this card.                           / /

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.

Date ________________________

________________________________________________________________________________
    Signature(s), (Title(s), if applicable)